UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2020

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

 Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2020, Staffing 360 Solutions, Inc. (the “Company”) and certain domestic subsidiaries of the Company entered into Amendment No. 15 (“Amendment No. 15”) to the Credit and Security Agreement, dated as of April 8, 2015, as amended, with MidCap Funding X Trust, as successor-by-assignment to MidCap Financial Trust to extend the maturity date of the facility from September 7, 2020 to October 7, 2020.

On September 15, 2020, the Company and certain domestic subsidiaries of the Company, as guarantors, entered into the Consent and Amendment Agreement (the “Consent and Amendment Agreement”) with Jackson Investment Group, LLC (“Jackson”), which amends that certain Amended and Restated Note Purchase Agreement, dated as of September 15, 2017, as amended (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company had issued that certain Amended and Restated 12% Senior Secured Promissory Note due September 15, 2020, dated November 15, 2018, in the principal amount of $27,312,000 and (b) that certain 12% Senior Secured Promissory Note due September 15, 2020, dated August 27, 2018, in the principal amount of $8,427,794 (collectively, the “Notes”). The Consent and Amendment Agreement extends the stated maturity of the Notes from September 15, 2020 to October 15, 2020.

The foregoing descriptions of Amendment No. 15 and the Consent and Amendment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of Amendment No. 15 and the Consent and Amendment Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Amendment No. 15 to Credit and Security Agreement, dated as of September 7, 2020, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc. and MidCap Funding X Trust.

10.2	The Consent and Amendment Agreement, dated as of September 15, 2020, by and among Staffing 360 Solutions, Inc., certain subsidiaries of Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer